Contingent liabilities and financial commitments	6 Months Ended
Jun. 30, 2023
Disclosure of contingent liabilities [abstract]
Contingent liabilities and financial commitments
Contingent liabilities and financial commitments
The Group has contingent liabilities in respect of litigation, taxes and guarantees in various countries. These are described below, are further described in Note 31 to the 2022 Annual Report and Accounts and Form 20-F and will be included in the 2023 Annual Report and Accounts and Form 20-F. The Group is subject to contingencies pursuant to requirements that it complies with relevant laws, regulations and standards. Failure to comply could result in restrictions in operations, damages, fines, increased tax, increased cost of compliance, interest charges, reputational damage or other sanctions. These matters are inherently difficult to quantify.
In cases where the Group has an obligation as a result of a past event existing at the balance sheet date, it is probable that an outflow of economic resources will be required to settle the obligation and the amount of the obligation can be reliably estimated, a provision will be recognised based on best estimates and management judgment. There are, however, contingent liabilities in respect of litigation, taxes in some countries and guarantees for which no provisions have been made. While the amounts that may be payable or receivable could be material to the results or cash flows of the Group in the period in which they are recognised, the Board does not expect these amounts to have a material effect on the Group’s financial condition.
Taxes
The Group has exposures in respect of the payment or recovery of a number of taxes. The Group is and has been subject to a number of tax audits covering, among others, excise tax, value-added taxes, sales taxes, corporate taxes, overseas withholding taxes and payroll taxes. The estimated costs of known tax obligations have been provided in these accounts in accordance with the Group’s accounting policies. In some countries, tax law requires that full or part payment of disputed tax assessments be made pending resolution of the dispute. To the extent that such payments exceed the estimated obligation, they would not be recognised as an expense.
There are disputes that are in or may proceed to litigation in a number of countries, including Brazil and the Netherlands. In relation to the Netherlands litigation, as described in the 2022 Annual Report and Accounts and Form 20-F on page 295, the initial trial covering the periods from 2014-2016 (with an aggregate potential net liability of £936 million at 31 December 2022) has taken place and judgments from the District Court of North Holland are pending. The judgments may be subject to further appeal to the High Court.
The Group is also appealing the ruling in respect of sales taxes and penalties in South Korea.
Group litigation
Group companies, as well as other leading cigarette manufacturers, are defendants in a number of product liability cases. In a number of the cases, the amounts of compensatory and punitive damages sought are significant. While it is impossible to be certain of the outcome of any particular case or of the amount of any possible adverse verdict, the Group believes that the defences of the Group’s companies to all these various claims are meritorious on both the law and the facts, and a vigorous defence is being made everywhere. If an adverse judgment is entered against any of the Group’s companies in any case, avenues of appeal will be pursued as necessary. Such appeals could require the appellants to post appeal bonds or substitute security in amounts that could in some cases equal or exceed the amount of the judgment. At least in the aggregate, and despite the quality of defences available to the Group, it is not impossible that the Group’s results of operations or cash flows in a particular period could be materially affected by this and by the final outcome of any particular litigation.
Canada
In Canada, following the implementation of legislation enabling provincial governments to recover healthcare costs directly from tobacco manufacturers, ten actions for recovery of healthcare costs arising from the treatment of smoking and health-related diseases were commenced in ten provinces. Damages sought have not yet been quantified by all ten provinces; however, in respect of five provinces, the damages quantified in each of the provinces range between CAD$10 billion (approximately £5.9 billion) and CAD$118 billion (approximately £70 billion), and the province of Ontario delivered an expert report quantifying its damages in the range of CAD$280 billion (approximately £166 billion) and CAD$630 billion (approximately £374 billion) in 2016/2017 dollars. Ontario has amended its Statement of Claim to claim damages of CAD$330 billion (approximately £196 billion). On 31 January 2019, the Province delivered a further expert report claiming an additional CAD$9.4 billion (approximately £5.6 billion) and CAD$10.9 billion in damages (approximately £6.5 billion) in respect of environmental tobacco smoke. No trial date has been set. In respect of New Brunswick, on 7 March 2019, the New Brunswick Court of Queen’s Bench released a decision requiring the Province to produce a substantial amount of additional documentation and data to the defendants. As a result, the original trial date of 4 November 2019 has been delayed. No new trial date has been set.
In addition to the actions commenced by the provincial governments, there are numerous class actions outstanding against Group companies. As set out below, all of these actions are currently subject to stays of proceedings. On 1 March 2019, the Quebec Court of Appeal handed down a judgment which largely upheld and endorsed the lower court’s previous decision in the Quebec class actions. ITCAN’s share of the judgment is approximately CAD$9.2 billion (approximately £5.5 billion). As a result of this judgment, the attempts by the Quebec plaintiffs to obtain payment out of the CAD$758 million (approximately £451 million) on deposit with the court, the fact that JTI-MacDonald Corp (a co-defendant in the cases) filed for protection under the CCAA on 8 March 2019 and obtained a court ordered stay of all tobacco litigation in Canada as against all defendants (including the RJR Group Companies) until 4 April 2019, and the need for a process to resolve all of the outstanding litigation across the country, on 12 March 2019, ITCAN filed for protection under the CCAA. In its application, ITCAN asked the Ontario Superior Court to stay all pending or contemplated litigation against ITCAN, certain of its subsidiaries and all other Group companies that were defendants in the Canadian tobacco litigation (the “stays”). The stays are currently in place until 29 September 2023. While the stays are in place, no steps are to be taken in connection with the Canadian tobacco litigation with respect to ITCAN, certain of its subsidiaries or any other Group company. The parties continue to work towards a plan of arrangement or compromise in a confidential mediation (by order of the Court) as part of the CCAA process. The length and ultimate outcome of the CCAA process, including the resolution of the underlying legal proceedings, remains uncertain.
Notes to the Unaudited Interim Financial Statements
Continued
Contingent liabilities and financial commitments (continued)
U.S. - Engle
As at 30 June 2023, the Group’s subsidiaries, R. J. Reynolds Tobacco Company (RJRT), Lorillard Tobacco Company (Lorillard Tobacco) and Brown & Williamson Holdings, Inc., had collectively been served in 521 pending Engle progeny cases filed on behalf of approximately 642 individual plaintiffs. Many of these are in active discovery or nearing trial. In the first half of 2023, RJRT or Lorillard Tobacco paid judgments in four Engle progeny cases. Those payments totalled approximately US$25.0 million (approximately £19.7 million) in compensatory or punitive damages. Additional costs were paid in respect of attorneys' fees and statutory interest. In addition, from
1 January 2021 to 30 June 2023, outstanding jury verdicts in favour of the Engle progeny plaintiffs had been entered against RJRT or Lorillard Tobacco for US$58.3 million (approximately £46 million) in compensatory damages (as adjusted) and US$23.1 million (approximately £18 million) in punitive damages. A majority of these verdicts are in various stages in the appellate process and have been bonded as required by Florida law under the US$200 million (approximately £157 million) bond cap passed by the Florida legislature in 2009. Although the Group cannot currently predict when or how much it may be required to bond and pay, the Group’s subsidiaries will likely be required to bond and pay additional judgments as the litigation proceeds.
Fox River
In January 2017, NCR Corporation (NCR) and Appvion entered into a Consent Decree with the U.S. Government to resolve how the remaining clean-up will be funded and to resolve further outstanding claims between them. The Consent Decree was approved by the District Court of Wisconsin in August 2017. The U.S. Government enforcement action against NCR was terminated as a result of that order and contribution claims from the Potentially Responsible Parties (PRPs) against NCR were dismissed. On 3 January 2019, the U.S. Government, P. H. Glatfelter and Georgia-Pacific (the remaining Fox River PRPs) sought approval for a separate Consent Decree settling the allocation of costs on the Fox River. This Consent Decree was approved by the District Court in the Eastern District of Wisconsin on 14 March 2019, and concludes all existing litigation on the Fox River clean-up. Considering these developments, the provision has been reviewed. No adjustment has been proposed, other than as related to the payments in the period of £4 million, with the provision standing at £50 million at 30 June 2023 (30 June 2022: £59 million; 31 December 2022: £54 million) after disbursements.
In July 2016, the High Court ruled in favour of BAT Industries p.l.c. (Industries), stating that a dividend of €135 million (approximately £115.8 million) paid by Windward Prospects Limited (Windward) to Sequana S.A. (Sequana) in May 2009 was a transaction made with the intention of putting assets beyond the reach of Industries and of negatively impacting its interests. On 10 February 2017, following a hearing in January 2017 to determine the relief due, the Court found in favour of Industries, ordering that Sequana must pay an amount up to the full value of the dividend plus interest which equates to around US$185 million (approximately £145.5 million), related to past and future clean-up costs. The Court granted all parties leave to appeal and Sequana a stay in respect of the above payments. The appeal was heard in June 2018. Judgment was given on 6 February 2019 and the Court of Appeal upheld the High Court’s findings against Sequana. The Court of Appeal refused applications made by both parties for a further appeal to the UK Supreme Court. Both parties applied directly to the UK Supreme Court for permission to appeal in March 2019. On 31 July 2019, BTI 2014 LLC (BTI), a Group subsidiary, was granted permission to appeal to the Supreme Court in respect of its claims against the former Windward directors (who authorised the dividend payments to Sequana). On the same day, the Supreme Court refused Sequana permission to appeal. The hearing of BTI’s appeal took place before the Supreme Court on 4 and 5 May 2021, and, on 5 October 2022, the Supreme Court handed down its judgment, dismissing BTI's appeal. In February 2017, Sequana entered into a process in France seeking court protection (the “Sauvegarde”), exiting the Sauvegarde in June 2017. In May 2019, Sequana was placed into formal liquidation proceedings. No payments have been received from Sequana.
Kalamazoo
Georgia-Pacific, a designated PRP in respect of the Kalamazoo River in Michigan, also pursued NCR in relation to remediation costs caused by PCBs released into that river. On 26 September 2013, the Michigan Court held that NCR was liable as a PRP on the basis that it had arranged for the disposal of hazardous material for the purposes of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA).
Following further litigation, on 11 December 2019, NCR announced that it had entered into a Consent Decree with the U.S. Government and the State of Michigan (subsequently approved by the Michigan Court on 2 December 2020), pursuant to which it assumed liability for certain remediation work at the Kalamazoo River. The payments to be made on the face of the Consent Decree in respect of such work total approximately US$245 million (approximately £204 million). The Consent Decree also provides for the payment by NCR of an outstanding judgment against it of approximately US$20 million (approximately £16.6 million) to Georgia-Pacific.
The quantum of the clean-up costs for the Kalamazoo River is presently unclear. It may well exceed the amounts payable on the face of the Consent Decree.
On 10 February 2023, NCR filed a complaint in the United States District Court for the Southern District of New York against Industries, seeking a declaration that Industries must compensate NCR for 60% of any costs NCR incurs relating to the Kalamazoo River site on the asserted basis that the Kalamazoo River constitutes a ‘Future Site’ for the purposes of a 1998 Settlement Agreement between it, Appvion and Industries. On 23 June 2023, Industries filed its answer and counterclaims in the proceedings.
Investigations
There are instances where Group companies are cooperating with relevant national competition authorities in relation to ongoing competition law investigations and/or engaged in legal proceedings at the appellate level, including (amongst others) in the Netherlands and Nigeria.
In regards to the previously disclosed investigation by the Nigerian Federal Competition and Consumer Protection Commission (FCCPC) into alleged violations of the Nigerian Competition and Consumer Protection Act and National Tobacco Control Act, a consent order was entered into between the FCCPC and British American Tobacco (Holdings) Limited, British American Tobacco (Nigeria) Limited and British American Tobacco Marketing (Nigeria) Limited in December 2022, terminating the investigation and associated proceedings, replacing the previous Final Order. Amongst other measures, the Final Order includes provision for the payment in Naira of a penalty equivalent to US$110 million (approximately £86.5 million) and the Group's Nigerian subsidiaries will be subject to a two-year monitorship.
From time to time, the Group investigates, and becomes aware of governmental authorities’ investigations into allegations of misconduct, including alleged breaches of sanctions and allegations of corruption, against Group companies. Some of these allegations are currently being investigated. The Group cooperates with the authorities’ investigations, where appropriate. For instance, British American Tobacco Italia SpA has been charged with administrative offences in Florence, Italy in a case against a large number of individual and corporate defendants. This relates to potential allegations of failure to supervise or take appropriate steps to prevent alleged corruption by two (now former) employees. Any financial penalty is not thought likely to be material.
Notes to the Unaudited Interim Financial Statements
Continued
Contingent liabilities and financial commitments (continued)
Investigations (continued)
On 25 April 2023, the Group announced that it had reached an agreement with the DOJ and OFAC to resolve previously disclosed investigations into suspicions of sanctions breaches. These concerned business activities relating to the Democratic People’s Republic of Korea between 2007 and 2017. British American Tobacco p.l.c. entered into a three-year deferred prosecution agreement ("DPA") with the DOJ and a civil settlement agreement with OFAC. The DOJ’s charges against the Company - one count of conspiring to commit bank fraud and one count of conspiring to violate sanctions laws - were filed and will later be dismissed if the Company abides by the terms of the DPA. In addition, a BAT subsidiary in Singapore, British-American Tobacco Marketing (Singapore) Private Limited, pleaded guilty to the same charges. The total amount payable to the U.S. authorities is $635 million plus interest, which will be paid by British American Tobacco p.l.c.
Summary
Having regard to all these matters, with the exception of Fox River, Quebec, and the DOJ and OFAC investigations, the Group does not consider it appropriate to make any provision or accrual in respect of any pending litigation. The Group does not believe that the ultimate outcome of this litigation will significantly impair the Group’s financial condition. If the facts and circumstances change, then there could be a material impact on the financial statements of the Group. In addition, the Group accrues for damages, attorneys' fees and/or statutory interest, including in respect of certain Engle progeny cases, certain U.S. individual smoking and health cases and the DOJ medical reimbursement/corrective statement case.
Full details of the litigation against Group companies and tax disputes as at 30 June 2023 will be included in the Annual Report and Accounts and Form 20-F for the year ended 31 December 2023. Whilst there has been some movement on new and existing cases against Group companies, there have been, except as otherwise stated, no material developments to date in 2023 that would impact the financial position of the Group.